UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
_____________________________
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2019

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification No.
1-11607	DTE Energy Company (a Michigan corporation) One Energy Plaza Detroit, Michigan 48226-1279 313-235-4000	38-3217752
1-2198	DTE Electric Company (a Michigan corporation) One Energy Plaza Detroit, Michigan 48226-1279 313-235-4000	38-0478650

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.      Entry into a Material Definitive Agreement.
On April 15, 2019, DTE Electric Company ("DTE Electric") entered into a fourth amended and restated five-year unsecured revolving credit agreement by and among DTE Electric, the lenders party thereto, Citibank, N.A., as Administrative Agent. DTE Electric's aggregate availability under the five-year facility is increased to $500,000,000, an increase of $100,000,000 over its prior credit facility. Borrowings under the five-year facility will be available at prevailing short-term interest rates. The five-year facility will also support DTE Electric's commercial paper borrowings. The five-year facility expires in April 2024 and requires the maintenance of a debt to capitalization ratio of no more than .65 to 1.
Item 1.02.      Termination of a Material Definitive Agreement.
Effective April 15, 2019, DTE Electric terminated the Third Amended and Restated Five-Year Credit Agreement dated as of April 16, 2015, by and among DTE Electric, the lenders party thereto and Barclays Bank PLC as Administrative Agent. DTE Electric terminated this credit facility because it has been replaced with the new DTE Electric five-year credit facility, dated as of April 15, 2019, as discussed under Item 1.01 above.
Item 2.03.      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
As discussed under Item 1.01 above, on April 15, 2019, DTE Electric entered into an amended and restated five-year credit agreement for borrowings up to approximately $500,000,000, an increase of $100,000,000 over its prior credit facility. DTE Electric does not have any borrowings under the facility at this time.
Item 9.01.      Financial Statements and Exhibits.
(d) Exhibits

10.01	Form of Fourth Amended and Restated Five-Year Credit Agreement, dated as of April 15, 2019, by and among DTE Electric Company, the lenders party thereto, and Citibank, N.A., as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: April 16, 2019

DTE ENERGY COMPANY (Registrant)

/s/PETER B. OLEKSIAK Peter B. Oleksiak Senior Vice President and Chief Financial Officer

DTE ELECTRIC COMPANY (Registrant)

/s/PETER B. OLEKSIAK Peter B. Oleksiak Senior Vice President and Chief Financial Officer